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                                                                  EXHIBIT 10.44

                                CASELLA WASTE SYSTEMS, INC.

                          FORM OF NON-STATUTORY STOCK OPTION AGREEMENT

     1. GRANT OF OPTION. Casella Waste Systems, Inc., a Delaware corporation (the "Company"), hereby grants to [____________________] (the "Optionee") an option, to purchase an aggregate of [__________] shares of the Class A Common Stock ("Common Stock") of the Company at a price of $2.00 per share, purchasable as set forth in and subject to the terms and conditions of this option. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2. NON-STATUTORY STOCK OPTION. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     3. EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

        (a) VESTING SCHEDULE. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date") at any time in conjunction with or following the closing of: (I) a firm commitment underwritten public offering of shares of the Company's capital stock which offering: (w) shall occur not later than July 31, 1998; (x) shall result in not less than $15,000,000 aggregate net proceeds to the Company; (y) shall have afforded each of BCI Growth III, L.P., The Vermont Venture Capital Fund, L.P. and North Atlantic Ventures, L.P. the opportunity to sell in the offering not less than 25% of the aggregate number of shares of Common Stock issued or issuable to such person upon the exercise of the warrants dated as of July 26, 1993 or May 25, 1994 held by such person (as such warrants have been amended or restated), in each case at the initial public offering price less underwriters' discount, if any, applicable to such shares and such expenses in connection therewith as may be allocated to each of such persons; and (z) shall be at a public offering price per share equal to not less than $8.50 per share (provided, however, that the condition stated in this subparagraph (z) shall not apply if such offering shall have occurred pursuant to the exercise by any such persons of their demand registration rights pursuant to any registration rights agreement then in effect between the
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Company and any such persons); or (II) the merger or consolidation of the
Company, the sale of all or substantially all of the assets of the Company, or a sale by stockholders of the capital stock of the Company, which such event (i) shall occur not later than July 31, 1998; and (ii) shall have resulted in net proceeds per share of capital stock held by each of BCI Growth III, L.P., The Vermont Venture Capital Fund, L.P. and North Atlantic Ventures, L.P. of at least $8.50, payable in cash or marketable securities (including registered securities of the acquiring entity). Notwithstanding the foregoing, this option shall become exercisable in full at any time after December 31, 2000. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

        (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

        (c) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless
(i) the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee"); and (ii) the Optionee shall have become a party to, and bound as a Stockholder by, the Amended and Restated Stockholders' Agreement dated May 25, 1994, as it may be amended and restated from time to time.

        (d) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), PROVIDED THAT this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date


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of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

        (e) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Optionee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of twelve months following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

        (f) DISCHARGE FOR CAUSE. If the Optionee, prior to the Expiration Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct by the Optionee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged "for cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.


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     4. PAYMENT OF PURCHASE PRICE.

        (a) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) as a "cashless exercise", in compliance with applicable laws and regulations, (iv) by any other means determined by the Board of Directors, or (v) by any combination of such methods of payment.

        (b) VALUATION OF SHARES OR OTHER NON-CASH CONSIDERATION TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

        (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

     5. DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

        (a) GENERAL. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.


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        (b) LISTING, QUALIFICATION, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

     6. NONTRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7. NO SPECIAL EMPLOYMENT OR SIMILAR RIGHTS. Nothing contained in this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

     8. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


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     9. ADJUSTMENT PROVISIONS.

        (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or
(ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares issuable upon the exercise of this option, and (y) the option price for each share issuable upon the exercise hereof without changing the aggregate purchase price as to which such options remain exercisable.

        (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     10. MERGERS, CONSOLIDATION, DISTRIBUTIONS, LIQUIDATIONS, ETC. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to this option: (i) provide that such option shall be assumed, or an equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Optionee, provide that this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Merger Price times


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the number of shares of Common Stock subject to this option (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of this outstanding option, in exchange for the termination of this option, and (iv) provide that this option shall become exercisable in full immediately prior to such event.

     11. WITHHOLDING TAXES. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     12. INVESTMENT REPRESENTATIONS; LEGENDS.

         (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

             (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

             (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

             (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

             (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not


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         be available unless a public market then exists for the Common
         Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

             (v) The Optionee agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a "Disposition"), any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

         (b) LEGENDS ON STOCK CERTIFICATE. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

         "The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement,


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         a copy of which will be furnished upon request by the
         issuer."

     13. MISCELLANEOUS.

         (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

         (c) This option shall be governed by and construed in accordance with the laws of the State of Vermont.

Date of Grant:                  CASELLA WASTE SYSTEMS, INC.

As of May 25, 1994

                                By: ______________________________________

                                Title: ___________________________________


                          OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

                                OPTIONEE

                                ___________________________________________

                                ADDRESS: __________________________________

                                         __________________________________


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